Business Segment and Concentration	12 Months Ended
Jan. 31, 2023
Disclosure of operating segments [abstract]
Business Segment and Concentration [Text Block]

12. Business Segment and Concentration

The Company is currently focused on artificial intelligence ("AI") technologies which are targeting two specific areas: 1) workplace health and safety and 2) healthcare. All assets are located in Canada except property and equipment for $53,374 (prior year $76,255) which is located in India.

During the year ended January 31, 2023, one customer represented 95% of the total revenue and represented 86% of the total accounts receivable. (January 31, 2022: one customer represented 100% of total revenue and 100% of total receivable)